November 20, 2000

Dear Shareholder:

Hilliard Lyons Growth Fund's results for the 3rd quarter and for the first 9 months of 2000 are shown below with comparable results for the Standard & Poor's 500 Index and the Dow Jones Industrial Average:

                                    Hilliard Lyons Standard &     Dow Jones
                                     Growth Fund   Poor's 500 Industrial Average
                                    -------------- ---------- ------------------
3rd Quarter 2000...................     2.38%        -0.97%          2.35%
Calendar year-to-date, 2000........     1.90%        -1.39%         -6.29%

The Fund performed somewhat better than the broad market as represented by the S&P 500 and the Dow Jones Industrial Average. This mildly better performance is credited to an under-representation of highly priced and highly volatile growth companies. While we have written recently in our quarterly letter about our intention to invest in more companies that serve the technology industry, we have been patient in our pursuit given the generally high valuations and slowing growth prospects for such companies.

On the heels of a year when the NASDAQ returned 85% to investors, we marvel at the speed at which the market extracts such excesses as evidenced by the 42% decline in the tech heavy index since early March. A year ago investment bankers and investors were in a frenzy to underwrite or invest in internet-based businesses regardless of the size of their revenue, the extent of their losses, or the inexperience of their management. In the second half of 1999 alone, there were 10 initial public stock offerings of Internet companies whose share price increased by more than 1000% by January 2000. Today the valuations offered to many of these young companies have been slashed by investors who now realize that profitability matters. In fact, the NASDAQ Composite Index is lower today than it was one year ago.

As we write this letter, there is plenty of uncertainty. Our Presidential election is too close to call and each side appears to be suiting up for a long, divisive legal battle that is certain to strain the patience of the American people and financial markets. We do not believe the Presidential election outcome is material to the long-term outlook, though in the short-term it has created uncertainty, always an enemy of the market place. Much more important are the fundamentals of sales, earnings, dividends and interest rates. Our current thinking is that after an 18 year "party" in the stock market, some regression is in order.

Domestic and foreign economies are also creating nervousness. Global economies have slowed as central bankers around the world have tightened their belts through 145 interest rate increases over the last 16 months. Consumers are less optimistic and spending less, as a larger percentage of their financial assets are invested in a stock market that looks tired after eighteen years of impressive returns. Layoff announcements are accelerating as companies see slowing growth and bloated infrastructures. Tensions are high in the Middle East as both the Israelis and the Palestinians see differences too great to negotiate peace. Undoubtedly, the clouds have darkened over the financial landscape the past several months.

An investor with a short-term horizon may look at this economic and political uncertainty as a reason to convert stocks to cash and let the storm pass by.
We view this period a little differently given our investment horizon is measured in years, not months. There is a growing list of leading
                                                            Continued . . . . .

companies with sustainable growth prospects selling for much more reasonable valuations today than a few months ago. Our team of analysts is focused on finding such companies for the opportunity to achieve competitive returns for our investors.

In keeping with these thoughts we are slowly but definitely adjusting the portfolio to reflect a healthier viewpoint. We shall continue to invest in promising growth situations. The goal has not changed, but we do not intend to follow the "crowd" into areas whose growth depends more on hope than reason.

Sincerely,


                                           Shawn J. Ridley
                                           Portfolio Manager
Donald F. Kohler
Chairman of the Board and President

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 97.6%
 -------------------------------------------------------------------------------
           BASIC INDUSTRY -- 1.4%
           ---------------------------------------------------------------------
  30,000   Ecolab Inc.............................................   $ 1,081,875
                                                                     -----------
                                                                       1,081,875
           CAPITAL GOODS -- 12.1%
           ---------------------------------------------------------------------
 154,000   Dover Corp.............................................     7,228,375
  39,000   General Electric Co....................................     2,249,813
                                                                     -----------
                                                                       9,478,188
           COMMUNICATION SERVICES -- 7.8%
           ---------------------------------------------------------------------
 200,000** MCI Worldcom Inc.......................................     6,075,000
                                                                     -----------
                                                                       6,075,000
           CONSUMER DURABLE -- 7.8%
           ---------------------------------------------------------------------
  60,000   Donaldson Inc..........................................     1,320,000
 100,000   Harley-Davidson Inc....................................     4,787,500
                                                                     -----------
                                                                       6,107,500
           CONSUMER NON-DURABLE -- 3.0%
           ---------------------------------------------------------------------
  64,000   Lauder Estee Cos. Inc. CL A............................     2,344,000
                                                                     -----------
                                                                       2,344,000
           FINANCIAL -- 29.1%
           ---------------------------------------------------------------------
  75,000   American International Group Inc.......................     7,176,563
      50** Berkshire Hathaway Inc.................................     3,220,000
  80,000   Cincinnati Financial Corp..............................     2,840,000
  72,500   Federal Home Loan Mortgage Corp........................     3,919,531
  36,000   Fifth Third Bancorp....................................     1,939,500
 175,112   Synovus Financial Corp.................................     3,710,186
                                                                     -----------
                                                                      22,805,780
           HEALTH CARE -- 10.7%
           ---------------------------------------------------------------------
  40,000   Allergan Inc...........................................     3,377,500
  44,000   Johnson & Johnson......................................     4,133,250
  20,000   Pfizer Inc.............................................       898,750
                                                                     -----------
                                                                       8,409,500
           RETAIL & SERVICES -- 12.0%
           ---------------------------------------------------------------------
  70,000   Brady WH Co. CL A......................................     2,117,500
  40,000   CVS Corp...............................................     1,852,500
  54,000   Gannett Inc............................................     2,862,000
  68,000   Walgreen Co............................................     2,579,750
                                                                     -----------
                                                                       9,411,750

                                                                        Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
           TECHNOLOGY -- 13.7%
           ---------------------------------------------------------------------
  35,000** Applied Materials Inc...................................    2,075,937
  75,000   Lucent Technologies Inc.................................    2,292,187
  25,000   Nokia Corp..............................................      995,312
   9,000** Oracle Corp.............................................      708,750
 100,000** Solectron Corp..........................................    4,612,500
                                                                      ----------
                                                                      10,684,686
 Total Common Stocks -- (Cost -- $44,787,717).....................    76,398,279
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.9%
-------------------------------------------------------------------------------

 Principal
 Amount     Description
 ---------- -----------
 $2,295,000 Federal Home Loan
            Bank
            Purchase Yield
            6.388%, due
            10/02/00...........     2,294,560
                                  -----------
            Total U.S. Govern-
            ment Agency Obliga-
            tions (Amortized
            Cost-- $2,294,560).     2,294,560
                                  -----------
 OTHER ASSETS LESS LIABILI-
 TIES -- (0.5%).................     (404,195)
                                  -----------
 TOTAL NET ASSETS...............  $78,288,644
                                  ===========
 Net assets
            Investor A shares..   $67,448,878
            Investor B shares..    10,839,766
                                  -----------
                                  $78,288,644
 Shares of capital stock
            Investor A shares..     1,963,693
            Investor B shares..       320,410
                                  -----------
                                    2,284,103
 Net asset value
            Investor A shares--
            redemption price
            per share..........   $     34.35
                                  -----------
            Investor B shares--
            offering price per
            share*.............   $     33.83
                                  -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
 * Redemption price of Investor B shares varies based on length of time shares are held.
** Non-income producing security.
                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2000

                      ----------------------------------

                              Third Quarter Report
                               September 30, 2000
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              THIRD QUARTER REPORT
                               September 30, 2000